Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and potential additional rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above current FDIC insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and high rates of employee turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism or other adverse external events, including the Israeli-Palestinian conflict and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

3Q23 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
$0.30	0.85%	9.92%	56.5%	0.02%

Net Interest Margin Shows Signs of Stabilization

- Net interest margin (NIM) of 2.32%, down 8 bps from 2Q23
- September 2023 NIM of 2.30%, down 3 bps from June 2023 NIM of 2.33%
- Yield on interest-earning assets of 5.14%, up 8 bps from 2Q23
- Total cost of funds of 3.10%, up 19 bps from 2Q23

Enhanced Balance Sheet Composition

- Deposit balances up $97.6 million, or 10.8% annualized, from 2Q23, including core deposit[2] growth of 11.0% annualized
- Borrowings declined $162.4 million, or 29.5%, from 2Q23, with no overnight borrowings as of September 30, 2023
- Loan balances declined $13.9 million, or 1.5% annualized, from 2Q23, impacted by increased payoffs and paydowns
- Loan-to-deposit ratio of 101.3%, down from 104.4% at June 30, 2023

Well-Controlled Expenses YTD

- Noninterest expense up $1.0 million, or 6.7%, from 2Q23
- 2023 YTD noninterest expense up $2.5 million, or 6.0%, from 2022 YTD
- Noninterest expense to average assets of 1.35% annualized, up 6 bps from 2Q23

Superb Asset Quality

- Annualized net charge-offs to average loans of 0.01%, up 1 bp from 2Q23
- Nonperforming assets to total assets of 0.02%, in-line with 2Q23
- No provision for credit losses; well-reserved with allowance to total loans of 1.36%

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

3

Net Interest Income Impacted by Managed Loan Growth as NIM Stabilizes 4 $32,599 $31,745 $27,567 $24,928 $24,505 $96 $48 $2 $3 $2 $1,400 $1,100 $998 $941 $914 $34,095 $32,893 $28,567 $25,872 $25,421 3.53% 3.16% 2.72% 2.40% 2.32% 3.38% 3.05% 2.62% 2.31% 2.24% 3Q22 4Q22 1Q23 2Q23 3Q23 Core Net Interest Margin1,2 Net Interest Margin1 Net Interest Income (ex. interest income on loan fees and PPP loans) Interest Income and fees on PPP loans Loan fees Net Interest Income and Margin Trends Net Interest Margin Drivers Core NIM2 down 7 bps Core NIM Stabilization in 3Q23 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation Dollars in thousands (1) (6) (13) (16) (14) (14) (15) (14) (10) (7) (6) (2) 1 0 Aug. 22 Sep. 22 Oct. 22 Nov. 22 Dec. 22 Jan. 23 Feb. 23 Mar. 23 Apr. 23 May 23 Jun. 23 Jul. 23 Aug. 23 Sep. 23 Core NIM1,2 Expansion (Compression) by Month (bps)

Rising Funding Costs Begin to Slow as Asset Yields Move Higher 5 $2,253 $2,332 $2,498 $2,711 $2,857 $992 $943 $814 $272 $755 $755 $527 $636 $546 $408 $3,517 $3,802 $3,948 $4,012 $4,020 0.93% 1.67% 2.41% 2.91% 3.10% 3Q22 4Q22 1Q23 2Q23 3Q23 $3,266 $3,482 $3,630 $3,717 $3,723 4.59% 4.86% 5.06% 5.19% 5.26% 4.42% 4.74% 4.95% 5.09% 5.16% 3Q22 4Q22 1Q23 2Q23 3Q23 $3,245 $3,275 $3,311 $3,466 $3,611 0.73% 1.31% 2.01% 2.66% 2.99% 3Q22 4Q22 1Q23 2Q23 3Q23 Loan Yield (ex. Loan Fees and PPP)2 Loan Portfolio Repricing Higher as Growth Slows High-Yielding Securities Portfolio Rising Deposit Costs Begin to Slow Overall Funding Costs Slow as Borrowings Decline $537 $608 $604 $595 $595 3.35% 3.91% 4.22% 4.24% 4.39% 3Q22 4Q22 1Q23 2Q23 3Q23 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Liability Funding Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions

Revenue Trends Impacted by Current Interest Rate Environment 6 PPNR ROA1 Continued Profitability in the Current Environment Spread-Based Revenue Model $34,095 $32,893 $28,567 $25,872 $25,421 $1,387 $1,738 $1,943 $1,415 $1,726 $35,482 $34,631 $30,510 $27,287 $27,147 3Q22 4Q22 1Q23 2Q23 3Q23 $21,439 $19,512 $16,198 $12,963 $11,417 $14,513 $13,735 $11,642 $9,816 $9,629 2.15% 1.82% 1.49% 1.16% 1.01% 1.46% 1.28% 1.07% 0.88% 0.85% 3Q22 4Q22 1Q23 2Q23 3Q23 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

$9,449 $9,821 $8,815 $8,589 $9,519 $1,086 $1,177 $1,209 $1,075 $1,101 $1,022 $1,044 $1,040 $1,112 $1,075 $2,600 $3,161 $3,119 $3,612 $3,655 $14,157 $15,203 $14,183 $14,388 $15,350 3Q22 4Q22 1Q23 2Q23 3Q23 Well-Controlled Expenses YTD 7 1.42% 1.42% 1.31% 1.29% 1.35% 39.8% 43.8% 46.2% 52.7% 56.5% 3Q22 4Q22 1Q23 2Q23 3Q23 NIE / Avg. Assets2 Efficiency Ratio2 Highly Efficient Business Model Despite Recent Revenue Pressures Well-Controlled Expense Base in the Current Environment Industry median efficiency ratio of 62%1 in 2Q23 2023 YTD NIE up 6.0% vs. YTD 2022, below YoY asset growth of 10.4% Personnel Occupancy Technology Other 1 2Q23 median efficiency ratio for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

Deposit Momentum Continues 8 29% 26% 22% 21% 21% 15% 13% 18% 20% 21% 33% 30% 27% 24% 24% 9% 8% 8% 8% 7% 14% 23% 25% 27% 27% $3,305 $3,417 $3,411 $3,578 $3,676 3Q22 4Q22 1Q23 2Q23 3Q23 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • Total deposit balances up 10.8% annualized • Core deposit1 balances up 11.0% annualized • Overall mix shift continued from noninterest-bearing into interest-bearing deposits • Continued to supplement core deposits with wholesale funding to support future loan growth • Uninsured deposits made up 22% of total deposits, down from 38% in 4Q22 Strong Deposit Growth Again in 3Q23 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 2 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 Dollars in millions Cumulative Total Deposit Beta2 Stabilization 12% 20% 34% 40% 48% 49% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023

Managing Loan Growth in the Current Environment 9 $3,380 $3,569 $3,684 $3,736 $3,722 3Q22 4Q22 1Q23 2Q23 3Q23 Gross Loans Dollars in millions • Loan balances down $13.9M, or 1.5% annualized • Focused on better aligning loan growth with core deposit growth over time • Core deposit growth outpaced loan growth over the past two quarters • Loan-to-deposit ratio of 101.3%, down from 108.0% in 1Q23 • Increased payoffs and paydowns muted loan growth in 3Q23 • Continued to leverage sales of participations on new originations to manage overall growth • Expect limited near-term loan growth in the current environment to position the balance sheet for more profitable longer term growth Focus on Profitable Growth

Increased Loan Payoffs and Paydowns 10 New Loan Originations and Advances $169 $186 $75 $47 $71 $139 $127 $145 $84 $87 $308 $313 $220 $131 $158 3Q22 4Q22 1Q23 2Q23 3Q23 New Originations Advances Loan Payoffs and Amortization/Paydowns $117 $99 $69 $54 $106 $36 $42 $42 $45 $60 $153 $141 $111 $99 $166 3Q22 4Q22 1Q23 2Q23 3Q23 Payoffs Amortization/Paydowns $373 $427 $508 $537 $561 3Q22 4Q22 1Q23 2Q23 3Q23 Selling Participations on Larger Loans to Manage Growth Loan Participation Portfolio Balance Sold $134M of participations in 2023 YTD Dollars in millions

Well-Diversified Loan Portfolio with a Multifamily Focus 11 Dollars in millions CRE NOO 26% Multifamily 37% C&D 10% 1-4 Family Mortgage 11% CRE OO 4% C&I 12% Consumer & Other 0% Loan Mix by Type $3.7 Billion 3Q23 Loan Growth by Type (vs. 2Q23) $(61) $(20) $(1) $0 $0 $4 Multifamily $64 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other • Migration from Construction & Development to Multifamily as deals completed the ‘construction’ phase • Remain comfortable with the diversity of the loan portfolio, including CRE and Multifamily concentrations given portfolio performance and expertise

¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Superb Asset Quality Continues 12 $(280) $(5) $(2) $(3) $116 (0.03)% 0.00% 0.00% 0.00% 0.01% 3Q22 4Q22 1Q23 2Q23 3Q23 Net Charge-Offs Cumulative NCOs of $446K since 2019 Net Charge-offs (recoveries) % of Average Loans (annualized) $46,491 $47,996 $50,148 $50,701 $50,585 1.38% 1.34% 1.36% 1.36% 1.36% 3Q22 4Q22 1Q23 2Q23 3Q23 Allowance for Credit Losses Modest CECL Day 1 impact of $650K on January 1, 2023 Allowance for Credit Losses % of Gross Loans $663 $639 $809 $778 $749 0.02% 0.01% 0.02% 0.02% 0.02% 3Q22 4Q22 1Q23 2Q23 3Q23 Nonperforming Assets1 Consistently low NPA levels NPAs % of Assets

Watch and Substandard Loans Remain Stable 13 C&I 16.2% Multifamily 10.9% CRE NOO Senior Housing 37.9% CRE NOO Retail 26.0% CRE Other 9.0% $27 Million Watch List Loans Substandard Loans C&I 44.4% CRE NOO Office 27.0% CRE NOO Hotels 9.2% CRE NOO Retail 12.8% CRE OO 4.4% C&D 0.2% 1-4 Family 2.0% $36 Million Watch List Characteristics Loan Balances Outstanding $26,877 % of Total Loans, Gross 0.7% Number of Loans 18 Average Loan Size $1,493 Substandard Characteristics Loan Balances Outstanding $35,621 % of Total Loans, Gross 1.0% Number of Loans 21 Average Loan Size $1,696 % of Bank Risk-Based Capital 6.55% $22,759 $32,252 $27,574 $27,215 $26,877 3Q22 4Q22 1Q23 2Q23 3Q23 Watch List Loans $30,767 $28,049 $36,258 $33,821 $35,621 3Q22 4Q22 1Q23 2Q23 3Q23 Substandard Loans Dollars in thousands

Managing CRE and Office-Related Risk 14 1 Excludes medical office of $87M at September 30, 2023 Dollars in millions Addressing CRE NOO Repricing Risk • CRE NOO loans primarily located in the Twin Cities market • Ongoing active client engagement • Clients with maturing loans or resetting rates over the next 12 months • Identify situations of possible cash flow strain • Recommend solutions early in the process Well-Managed CRE NOO Office Exposure1 Small CRE NOO Office Portfolio Low Average Loan Size LTVs In-Line with the Total Loan Portfolio 5.2% of Total Loans $2.3M Average Loan Size 62% Weighted Average LTV CRE NOO Office by Geography Twin Cities Suburban 53% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 20% Out-of-State 14% $195M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $35M located in central business districts (CBD) • Only 3 loans totaling $27M outside of Minnesota – out-of-state projects for existing local clients Lower Repricing Risk Fixed-Rate Maturity Schedule Low LTVs 81% are Fixed-Rate $146M Maturing Over the Next 12 Months 59% Weighted Average LTV

Ample Liquidity and Borrowing Capacity 15 1 Excludes $164M of pledged securities at September 30, 2023 Dollars in millions 14.0% 13.7% 10.9% 9.6% 10.2% 20.1% 17.0% 30.9% 33.1% 37.6% $1,409 $1,380 $1,924 $1,962 $2,181 3Q22 4Q22 1Q23 2Q23 3Q23 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.7x Coverage of Uninsured Deposits Diverse Liquidity Mix 2023 YTD Liquidity Actions • Added $801M of on- and off-balance sheet liquidity YTD • $864M increase in borrowing capacity with the FRB following additional loan and securities pledging • $125M increase in FHLB borrowing capacity • $30M increase to cash and cash equivalents • Did not utilize any borrowings from the Discount Window or the Bank Term Funding Program (BTFP) in 2023 YTD Funding Source 9/30/2023 12/31/2022 Change Cash $ 78 $ 4 8 $ 3 0 Unpledged Securities1 389 549 (160) FHLB Capacity 516 391 125 FRB Discount Window 1,022 158 864 Unsecured Lines of Credit 150 208 (58) Secured Line of Credit 26 26 (0) Total $ 2,181 $ 1,380 $ 801 Available Balance

Well-Capitalized with Steady Tangible Book Value Per Share Growth 16 9.98% 9.55% 9.41% 9.47% 9.62% 8.47% 8.40% 8.48% 8.72% 9.07% 13.78% 13.15% 13.25% 13.50% 13.88% 7.57% 7.48% 7.23% 7.39% 7.61% 3Q22 4Q22 1Q23 2Q23 3Q23 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Increased Consolidated Capital Ratios in 3Q23 Tangible Common Equity Ratio1 $4.52 $5.40 $7.22 $8.33 $9.31 $10.98 $11.69 $12.37 2016 2017 2018 2019 2020 2021 2022 3Q23 Steady Tangible Book Value Per Share1 Growth 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

Near-Term Expectations 17 • Limited near-term loan growth in the current environment; position the balance sheet for more profitable longer term growth • Focus on aligning loan growth more closely with core deposit growth over time • Continued core deposit growth over time, but may not be linear quarter-over-quarter • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Near-term stabilization as net interest margin compression continues to slow • Dependent on the path of interest rates, shape of the yield curve, and pace of core deposit growth and loan payoffs Net Interest Margin • Ongoing noninterest expense growth, with continued investments in people and technology initiatives • Noninterest expense growth aligned with asset growth over time • Maintain lower provision expense given unfunded commitment decline and limited near-term loan growth outlook Expenses • Build tangible common equity and CET1 ratios, aided by retained earnings and limited pace of loan growth • Ongoing evaluation of potential share repurchases Capital Levels

2023 Strategic Priorities – Positioning for Long-Term Success 18 Manage High Quality Balance Sheet Growth 1 2 3 4 Maintain High Efficiency While Investing in the Business Continue Scalability of ERM Function, Including Proactive Assessment of Asset Quality Risks Implement Longer Term Strategic Readiness Initiatives • Slower pace of balance sheet growth in the current environment • Manage the balance sheet to optimize net interest income • Increase emphasis on generating core deposit growth to support loan growth over the course of 2023 • Identify opportunities to better manage the discretionary spend to align expense growth with a slower pace of asset growth • Continue to invest in people and technology • Make proactive investments to scale the business and position for longer-term growth • Continued build-out of the enterprise risk management function, including enhanced stress testing capabilities • Ongoing monitoring of the loan portfolio for signs of credit weakness given the economic uncertainty heading into 2023 • Expand covenant testing and assess repricing risk on maturing loans • Complete CECL adoption in early 2023 • Expand C&I function to support further diversification of the loan portfolio and new deposit growth channels over time • Continue evaluating potential M&A opportunities and be ready to act as the right opportunity becomes available Year-to-Date Progress Core deposit growth outpaced loan growth over the past two quarters YTD NIE growth of 6.0% (vs. 2022), compared to YoY asset growth of 10.4% Ongoing 12-month forward assessment of loan covenants and repricing risks Expanding C&I outreach to targeted verticals including women business leaders and entrepreneurs

APPENDIX 19

Interest Rate Sensitivity 20 Estimated Change in NII From Immediate Interest Rate Shocks +100 bps -100 bps (1.7)% +3.1% Liability-sensitive balance sheet well positioned for potential future interest rate cuts Loan Portfolio Considerations • Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve • Fixed-rate nature of the loan portfolio (68%) results in slower repricing compared to deposits • Leveraging prepayment penalties on new loan originations to help maintain benefit of higher rates over time Deposit Considerations • Momentum in core deposit growth over the past two quarters • Continue to supplement core deposits with wholesale funding to support loan growth over time • Deposit base is more sensitive to changing interest rates • Stabilizing cumulative deposit beta of 49%1 at September 30, 2023, up from 48%1 at June 30, 2023 3Q22 -200 bps +2.4% (1.2)% +1.0% 4Q22 +1.3% (4.6)% +6.2% 1Q23 +12.2% 1 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 (1.9)% +4.0% 2Q23 +7.5% (0.6)% +2.5% 3Q23 +4.9% -300 bps +1.2% +1.7% +17.9% +11.2% +7.2%

14% 8% 26% 20% 17% 15% $84 $44 $151 $119 $99 $87 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 18% 14% 11% 15% 14% 28% $459 $353 $297 $377 $354 $708 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Loan Portfolio Repricing 21 Fixed, 68.4% Variable, 15.9% Adjustable, 15.7% Loan Portfolio Mix Fixed-Rate Portfolio ($2.5B) Variable-Rate Portfolio ($591M) Adjustable-Rate Portfolio ($584M) Years to Maturity Slowing pace of loan growth results in a slower turn of the loan portfolio and repricing: • 10% year-over-year total loan growth • $822M of total loan originations and advances over prior 12 months Variable-Rate Loan Floors 100% 100% 100% 100% 100% $501 $501 $501 $501 $501 At or Above Floor (9/30/23) Up 25 bps Up 50 bps Up 75 bps Up 100+ bps Cumulative Percent of balances at or above floor as rates rise • 85% of variable-rate portfolio have floors, all of which are at or above their floors • 98% of variable-rate loans are currently tied to SOFR or Prime Adjustable-Rate Repricing Schedule • 100% of the adjustable-rate loans are at or above their floors • Implies immediate repricing as rates rise, depending on the repricing schedule Dollars in millions Larger fixed-rate portfolio helps to mitigate repricing risk

High Quality Securities Portfolio 22 35% 43% 41% 41% 38% 31% 24% 23% 24% 22% 20% 20% 21% 21% 22% 13% 13% 15% 14% 18% $542 $549 $559 $538 $553 3Q22 4Q22 1Q23 2Q23 3Q23 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio AAA, 23% AA, 46% A, 3% BBB, 13% NR, 15% Rating Mix Derivatives Portfolio Offsetting AOCI Impact $(47,884) $(62,216) $28,581 $34,145 $(17,942) $(23,766) 4Q22 3Q23 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 5.0 years • Average securities portfolio yield of 4.39% • Unrealized losses on AFS securities were 15.0% of stockholders’ equity • AOCI / Total RBC of 4.0% vs. peer bank median of 9.2%2 1 Includes the tax-effected impact of $7,232 in 4Q22 and $9,583 in 3Q23 2 2Q23 median for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Dollars in thousands

Reconciliation of Non-GAAP Financial Measures – Annual

BRIDGEWATER BANCSHARES, INC.

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the year ended December 31, 2016	2017	2018	2019	2020	2021	2022
Common Equity	$ 115,366	$ 137,162	$ 220,998	$ 244,794	$ 265,405	$ 379,272	$ 394,064
Less: Preferred Stock	-	-	-	-	-	(66,514)	(66,514)
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)	(3,105)	(2,914)
Tangible Common Equity	$ 111,306	$ 133,293	$ 217,320	$ 241,307	$ 262,109	$ 309,653	$ 324,636
Total Assets	$ 1,260,394	$ 1,616,612	$ 1,973,741	$ 2,268,830	$ 2,927,345	$ 3,477,659	$ 4,345,662
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)	(3,105)	(2,914)
Tangible Assets	$ 1,256,334	$ 1,612,743	$ 1,970,063	$ 2,265,343	$ 2,924,049	$ 3,474,554	$ 4,342,748
Tangible Common Equity/Tangible Assets	8.86%	8.26%	11.03%	10.65%	8.96%	8.91%	7.48%

Tangible Book Value Per Share	2016	2017	2018	2019	2020	2021	2022
Book Value Per Common Share	$ 4.69	$ 5.56	$ 7.34	$ 8.45	$ 9.43	$ 11.09	$ 11.80
Less: Effects of Intangible Assets	(0.17)	(0.16)	(0.12)	(0.12)	(0.12)	(0.11)	(0.11)
Tangible Book Value Per Common Share	$ 4.52	$ 5.40	$ 7.22	$ 8.33	$ 9.31	$ 10.98	$ 11.69

Total Common Shares	24,589,861	24,679,861	30,097,274	28,973,572	28,143,493	28,206,566	27,751,950

Dollars in thousands

23

Reconciliation of Non-GAAP Financial Measures – Profitability, TCE and TBV

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	As of and for the quarter ended, September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Noninterest Expense	$ 14,157	$ 15,203	$ 14,183	$ 14,388	$ 15,350
Less: Amortization Intangible Assets	(48)	(48)	(48)	(34)	(9)
Adjusted Noninterest Expense	$ 14,109	$ 15,155	$ 14,135	$ 14,354	$ 15,341
Net Interest Income	$ 34,095	$ 32,893	$ 28,567	$ 25,872	$ 25,421
Noninterest Income	1,387	1,738	1,943	1,415	1,726
Less: (Gain) Loss on Sales of Securities	-	(30)	56	(50)	-
Adjusted Operating Revenue	$ 35,482	$ 34,601	$ 30,566	$ 27,237	$ 27,147
Efficiency Ratio	39.8%	43.8%	46.2%	52.7%	56.5%

Tangible Common Equity & Tangible Common Equity/Tangible Assets	As of and for the quarter ended, September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Total Shareholders' Equity	$ 382,007	$ 394,064	$ 402,006	$ 409,126	$ 415,960
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	315,493	327,550	335,492	342,612	349,446
Less: Intangible Assets	(2,962)	(2,914)	(2,866)	(2,832)	(2,823)
Tangible Common Equity	$ 312,531	$ 324,636	$ 332,626	$ 339,780	$ 346,623
Total Assets	$ 4,128,987	$ 4,345,662	$ 4,602,899	$ 4,603,185	$ 4,557,070
Less: Intangible Assets	(2,962)	(2,914)	(2,866)	(2,832)	(2,823)
Tangible Assets	$ 4,126,025	$ 4,342,748	$ 4,600,033	$ 4,600,353	$ 4,554,247
Tangible Common Equity/Tangible Assets	7.57%	7.48%	7.23%	7.39%	7.61%

Tangible Book Value Per Share	As of and for the quarter ended, September 30, 2022	December 31, 2022	March 31, 2023	March 31, 2023	September 30, 2023
Book Value Per Common Share	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37
Total Common Shares	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505

ROATCE	As of and for the quarter ended, September 30, 2023
Net Income Available to Common Shareholders	$ 8,616
Average Total Shareholders' Equity	$ 414,047
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 347,533
Less: Effects of Average Intangible Assets	(2,828)
Average Tangible Common Equity	$ 344,705
Annualized Return on Average Tangible Common Equity	9.92%

Dollars in thousands

24

Reconciliation of Non-GAAP Financial Measures – PPNR 25 Dollars in thousands Pre-Provision Net Revenue September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Noninterest Income $ 1,387 $ 1,738 $ 1,943 $ 1,415 $ 1,726 Less: (Gain) Loss on Sales on Securities - (30) 5 6 (50) - Less: FHLB Advance Prepayment Income - - (299) - (493) Total Operating Noninterest Income 1,387 1,708 1,700 1,365 1,233 Plus: Net Interest Income 34,095 32,893 28,567 25,872 25,421 Net Operating Revenue 35,482 34,601 30,267 27,237 26,654 Noninterest Expense $ 14,157 $ 15,203 $ 14,183 $ 14,388 $ 15,350 Less: Amortization of Tax Credit Investments (114) (114) (114) (114) (113) Total Operating Noninterest Expense 14,043 15,089 14,069 14,274 15,237 Pre-Provision Net Revenue $ 21,439 $ 19,512 $ 16,198 $ 12,963 $ 11,417 Plus: Non-Operating Revenue Adjustments - 30 243 5 0 493 Less: Provision for Credit Losses 1,500 1,500 625 5 0 (600) Non-Operating Expense Adjustments 114 114 114 114 113 Provision for Income Taxes 5,312 4,193 4,060 3,033 2,768 Net Income $ 14,513 $ 13,735 $ 11,642 $ 9,816 $ 9,629 Average Assets $ 3,948,201 $ 4,251,345 $ 4,405,234 $ 4,483,662 $ 4,504,937 Pre-Provision Net Revenue Return on Average Assets 2.15% 1.82% 1.49% 1.16% 1.01% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Core NIM 26 Dollars in thousands Core Net Interest Margin September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Net Interest Income (Tax-Equivalent Basis) $ 34,418 $ 33,260 $ 28,947 $ 26,280 $ 25,822 Less: Loan Fees (1,400) (1,100) (998) (941) (914) Less: PPP Interest and Fees (96) (48) (2) (3) (2) Core Net Interest Margin $ 32,922 $ 32,112 $ 27,947 $ 25,336 $ 24,906 Average Interest Earning Assets $ 3,871,896 $ 4,177,644 $ 4,323,706 $ 4,395,050 $ 4,416,424 Less: Average PPP Loans (2,424) (1,109) (999) (913) (828) Core Average Interest Earning Assets $ 3,869,472 $ 4,176,535 $ 4,322,707 $ 4,394,137 $ 4,415,596 Core Net Interest Margin 3.38% 3.05% 2.62% 2.31% 2.24% Loan Interest Income (Tax-Equivalent Basis) $ 37,820 $ 42,702 $ 45,265 $ 48,066 $ 49,326 Less: Loan Fees (1,400) (1,100) (998) (941) (914) Less: PPP Interest and Fees (96) (48) (2) (3) (2) Core Loan Interest Income $ 36,324 $ 41,554 $ 44,265 $ 47,122 $ 48,410 Average Loans $ 3,265,814 $ 3,482,150 $ 3,630,446 $ 3,716,534 $ 3,722,594 Less: Average PPP Loans (2,424) (1,109) (999) (913) (828) Core Average Loans $ 3,263,390 $ 3,481,041 $ 3,629,447 $ 3,715,621 $ 3,721,766 Core Loan Yield 4.42% 4.74% 4.95% 5.09% 5.16% As of and for the quarter ended,